                                                                      EX.99.D.6.

                               REVISED SCHEDULE A
                   NEW FEE STRUCTURE EFFECTIVE AUGUST 1, 2005
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                STI CLASSIC FUNDS
                                       AND
                         TRUSCO CAPITAL MANAGEMENT, INC.

Breakpoint Advisory Fee Schedules and Discounts:

Equity and Fixed Income Funds:
First $500m = None (full fee)
Next $500 m = 5% discount from full fee
Over $1.0 b = 10% discount from full fee

Money Market Funds:
First $1.0b = None (full fee)
Next $1.5 b = 5% discount from full fee
Next $2.5 b = 10% discount from full fee
Over $5.0 b = 20% discount from full fee

EQUITY FUNDS

PORTFOLIO                                                               FEE
---------                                                               ----
Aggressive Growth Stock Fund                                            1.10%

Balanced Fund                                                           0.85%

Capital Appreciation Fund                                               0.97%

Emerging Growth Stock Fund                                              1.10%

International Equity Fund                                               1.15%

International Equity Index Fund                                         0.50%

Large Cap Relative Value Fund (formerly, Growth and Income Fund)        0.85%

Large Cap Value Equity Fund (formerly, Value Income Stock Fund)         0.80%

Life Vision Aggressive Growth Fund                                      0.10%

Life Vision Conservative Fund                                           0.10%

Life Vision Growth and Income Fund                                      0.10%

Life Vision Moderate Growth Fund                                        0.10%

Life Vision Target Date 2015 Fund                                       0.10%

Life Vision Target Date 2025 Fund                                       0.10%

Life Vision Target Date 2035 Fund                                       0.10%

Mid-Cap Equity Fund                                                     1.00%

Mid-Cap Value Equity Fund                                               1.00%

Quality Growth Stock Fund (formerly, Tax Sensitive Growth Stock Fund)   0.85%

Small Cap Growth Stock Fund                                             1.15%

Small Cap Value Equity Fund                                             1.15%

Strategic Quantitative Equity Fund                                      0.85%

FIXED INCOME FUNDS

PORTFOLIO                                                                   FEE
---------                                                                   ----
Classic Institutional Short-Term Bond Fund                                  0.35%

Core Bond Fund (formerly, Classic Institutional Core Bond Fund)             0.25%

Florida Tax-Exempt Bond Fund                                                0.55%

Georgia Tax-Exempt Bond Fund                                                0.55%

High Income Fund                                                            0.60%
High Quality Bond Fund (formerly, Classic Institutional High Quality Bond
Fund)                                                                       0.40%
Intermediate Bond Fund (formerly, Classic Institutional Intermediate Bond
Fund)                                                                       0.25%

Investment Grade Bond Fund                                                  0.50%

Investment Grade Tax-Exempt Bond Fund                                       0.50%

Limited Duration Fund (formerly, Classic Institutional Limited Duration
Fund)                                                                       0.10%

Limited-Term Federal Mortgage Securities Fund                               0.50%

Maryland Municipal Bond Fund                                                0.55%

North Carolina Tax-Exempt Bond Fund                                         0.55%
Seix High Yield Fund (formerly, Seix Institutional High Yield Fund)         0.45%

Short-Term Bond Fund                                                        0.40%

Short-Term U.S. Treasury Securities Fund                                    0.40%

Strategic Income Fund                                                       0.60%
Total Return Bond Fund (formerly, Classic Institutional Total Return Bond
Fund)                                                                       0.35%

U.S. Government Securities Fund                                             0.50%
U.S. Government Securities Ultra-Short Bond Fund (formerly, Classic
Institutional U.S. Government Securities Super Short Income Plus Fund)      0.20%
Ultra-Short Bond Fund (formerly, Classic Institutional Super Short Income
Plus Fund)                                                                  0.22%

Virginia Intermediate Municipal Bond Fund                                   0.55%

Virginia Municipal Bond Fund                                                0.55%

MONEY MARKET FUNDS

PORTFOLIO                                                                    FEE
---------                                                                   ----
Classic Institutional Cash Management Money Market Fund                     0.13%

Classic Institutional Municipal Cash Reserve Money Market Fund              0.15%

Classic Institutional U.S. Government Securities Money Market Fund          0.15%

Classic Institutional U.S. Treasury Securities Money Market Fund            0.15%

Prime Quality Money Market Fund                                             0.55%

Tax-Exempt Money Market Fund                                                0.45%

U.S. Government Securities Money Market Fund                                0.55%

U.S. Treasury Money Market Fund                                             0.55%

Virginia Tax-Free Money Market Fund                                         0.40%

Dated: May 17, 2005